NEWS RELEASE

Vectren Corporation

P.O. Box 209

Evansville, IN 47702-0209

July 25, 2001

FOR IMMEDIATE RELEASE

                               Vectren Corporation
               Reports Second Quarter Results; Dividend Unchanged

Evansville, Indiana - Today, Vectren Corporation (NYSE:VVC) announced 2001 second quarter income from operations of $3.9 million, or $.06 per share, compared to $14.2 million, or $.23 per share, for the same quarter a year ago. Operating results for the current quarter were negatively impacted by significantly warmer weather this year and the impact of increased gas prices.

The reported net loss for the quarter was $(17.7) million, or $(.26) per share, compared to net income of $8.3 million, or $.14 per share, for the same period a year ago. The current quarter loss reflects the impact of restructuring costs incurred in the continuing organizational alignment following the 2000 merger. The current loss also includes the extraordinary loss associated with the disposition of certain leveraged lease assets and the negative impact of market price swings as a result of marking power contracts to market under the accounting standard, FAS 133. Income from operations has been adjusted by these items.

Reported net income for the six months ended June 30, 2001 was $26.7 million, or $.40 per share, compared to $30.4 million, or $.50 per share, for the same period in 2000. Income from operations for the six months ended June 30, 2001 was $43.2 million, or $.65 per share, as compared to $50.6 million, or $.83 per share a year ago.

"The reported results include nonrecurring merger and integration costs, restructuring charges and an extraordinary loss on the disposition of assets," said Niel C. Ellerbrook, Vectren's Chairman and Chief Executive Officer. Mr. Ellerbrook added, "The recognition of these nonrecurring charges substantially completes our efforts to eliminate duplicate corporate and administrative programs, promote greater efficiencies in operations and business processes and realign our business units, both regulated and nonregulated in a manner that compliments our core purpose and long term growth strategy. We fully expect to begin realizing these benefits during the remainder of 2001."

Specific second quarter and year to date items include:

* A restructuring charge of $7.3 million net of tax and additional merger costs (accelerated depreciation) of $1.7 million net of tax, a total of $.13 per share, was reflected during the quarter as a continuation of the organization alignment following the merger. For the year, combined merger and restructuring costs total $11.2 million net of tax, or $.17 per share.

* Leveraged lease assets were sold during the quarter resulting in an extraordinary loss of $7.7 million, or $.12 per share. Cash proceeds from the transaction of $46 million were used to reduce debt outstanding.

                                     -more-

* The impact of the adoption of FAS 133 by the regulated wholesale power group, requiring mark to market accounting for certain power contracts, was an unfavorable $4.9 million net of tax, or $.07 per share. The impact for the year is a favorable $2.4 million net of tax, or $.04 per share.

* For the quarter and year to date, warmer than normal weather negatively impacted results by $.11 per share.

* Gas cost increases continue to adversely impact results due to decreased consumption, higher uncollectibles and other expenses. Results for the quarter were lower by approximately $.05 per share and, for the full year, by $.18 per share.

The board of directors of Vectren today also declared a cash dividend of 25 1/2 cents per share of common stock. This is unchanged from the previous quarter. The dividend is payable September 1, 2001 to shareholders of record as of August 15, 2001.

Please SEE ATTACHED unaudited schedules for additional financial information.

In conjunction with Vectren Corporation's first quarter earnings release, you are invited to listen in real-time to its conference call on July 26 at 10:00 a.m. EDT. The call will also be available for replay. A link to the live broadcast and replay will be available on Vectren's Web site at http://www.vectren.com.

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to nearly one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services and utility related services including coal production and sales, underground pipeline construction and repair, facilities locating and meter reading services, materials management, debt collections, and broadband communication services to customers throughout the surrounding region. To learn more about Vectren, visit www.vectren.com.

NOTE: Net income for the three and six-month periods ended June 30 is not indicative of net income for an annual period due to seasonal sales of gas and electric for space heating and cooling purposes.

This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in our discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 30, 2001.

Investor Contact:          Steven M. Schein, (812) 491-4209, sschein@vectren.com
Media Contact:    Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com

                                       ###


                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                Three Months             Six Months
                                                Ended June 30          Ended June 30
                                            --------------------    ---------------------

                                               2001        2000       2001         2000
--------------------------------------     ----------  ---------    --------    ---------
OPERATING REVENUE:
    Gas utility                            $  153,798  $  100,485  $  676,687  $  301,330
    Electric utility                           95,020      78,289     183,229     151,279
    Energy services and other                 183,456      84,584     455,446     170,312
                                           ----------  ----------  ----------  ----------
          Total operating revenues            432,274     263,358   1,315,362     622,921
                                           ----------  ----------  ----------  ----------

OPERATING EXPENSES:
    Cost of gas sold                           94,800      55,898     498,872     174,425
    Fuel for electric generation               17,857      18,772      35,842      35,465
    Purchased electric energy                  33,662       9,159      46,815      12,636
    Cost of energy services and other         177,015      76,959     438,795     158,681
    Other operating                            58,974      49,564     120,606      95,987
    Merger and integration costs                    -       3,261         762      30,442
    Restructuring costs                        11,802           -      11,802           -
    Depreciation and amortization              31,794      26,031      63,265      48,693
    Taxes other than income taxes              11,053       7,456      30,596      16,056
                                           ----------  ----------    ----------  --------
            Total operating expenses          436,957     247,100   1,247,355     572,385
                                           ----------  ----------    ----------  --------

OPERATING INCOME                               (4,683)     16,258      68,007      50,536

OTHER INCOME:
    Equity in earnings of unconsolidated
       investments                              6,051       2,313      13,901      14,007
    Other - net                                 4,052       7,020       5,735      10,219
                                           ----------  ----------  ----------   ---------
            Total other income                 10,103       9,333      19,636      24,226
                                           ----------  ----------  ----------   ---------

INTEREST EXPENSE                               20,937      12,319      43,756      24,592
                                           ----------  ----------  ----------   ---------

INCOME (LOSS) BEFORE INCOME TAXES             (15,517)     13,272      43,887      50,170

INCOME TAXES                                   (5,659)      4,293      13,116      18,656

MINORITY INTEREST IN SUBSIDIARY                  (149)       (171)        439         581

PREFERRED DIVIDEND REQUIREMENTS OF
 SUBSIDIARY                                       242         266         480         535
                                           ----------    ----------  ----------   --------

NET INCOME BEFORE EXTRAORDINARY
 LOSS AND CUMULATIVE EFFECT OF
 CHANGE IN ACCOUNTING PRINCIPLE, NET       $   (9,951) $    8,274  $   30,462  $   30,398

EXTRAORDINARY LOSS, NET                        (7,706)          -      (7,706)          -

CUMULATIVE EFFECT OF CHANGE IN
ACCOUNTING PRINCIPLE, NET                           -           -       3,938           -
                                           ----------  ----------  ----------  ----------

NET INCOME (LOSS)                          $  (17,657) $    8,274  $   26,694  $   30,398

AVERAGE COMMON SHARES OUTSTANDING              67,710      61,227      66,165      61,266
DILUTED COMMON SHARES OUTSTANDING              67,710      61,317      66,295      61,338

EARNINGS (LOSS) PER SHARE OF
 COMMON STOCK

 BASIC:

    NET INCOME BEFORE EXTRAORDINARY
      LOSS AND CUMULATIVE EFFECT
      OF CHANGE IN ACCOUNTING
      PRINCIPLE, NET                       $    (0.15) $     0.14  $     0.46  $     0.50

    EXTRAORDINARY LOSS, NET                     (0.11)          -       (0.12)          -

    CUMULATIVE  EFFECT OF CHANGE IN
      ACCOUNTING PRINCIPLE, NET                     -           -        0.06           -
                                           ----------  ----------  ----------   ---------
    EARNINGS (LOSS) PER SHARE OF
      COMMON STOCK                         $    (0.26) $     0.14  $     0.40  $     0.50

  DILUTED:

    NET INCOME BEFORE EXTRAORDINARY
      LOSS AND CUMULATIVE EFFECT OF
      CHANGE IN ACCOUNTING
      PRINCIPLE, NET                       $    (0.15) $     0.13  $     0.46  $     0.50

    EXTRAORDINARY LOSS, NET                     (0.11)          -       (0.12)          -

    CUMULATIVE  EFFECT OF CHANGE IN
      ACCOUNTING PRINCIPLE, NET                     -           -        0.06           -
                                           ----------  ----------   ----------  ---------
    EARNINGS (LOSS) PER SHARE OF
      COMMON STOCK                         $    (0.26) $     0.13  $     0.40  $     0.50




                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                             Twelve Months
                                                             Ended June 30
                                                     ---------------------------
                                                          2001           2000
                                                      ------------    -----------
OPERATING REVENUE:
    Gas utility                                       $ 1,194,110    $   527,074
    Electric utility                                      368,359        314,059
    Energy services and other                             778,662        322,130
                                                      -----------    -----------
            Total operating revenues                    2,341,131      1,163,263
                                                      -----------    -----------

OPERATING EXPENSES:
    Cost of gas sold                                      876,987        298,738
    Fuel for electric generation                           71,547         70,411
    Purchased electric energy                              70,573         23,102
    Cost of energy services and other                     753,372        301,637
    Other operating                                       224,046        194,842
    Merger and integration costs                           11,465         30,442
    Restructuring costs                                    11,802              -
    Depreciation and amortization                         120,233         92,672
    Taxes other than income taxes                          52,550         31,189
                                                      -----------    -----------
            Total operating expenses                    2,192,575      1,043,033
                                                      -----------    -----------

OPERATING INCOME                                          148,556        120,230

OTHER INCOME:
    Equity in earnings of unconsolidated
      investments                                          17,448         19,110
    Other - net                                            12,303         16,120
                                                      -----------    -----------
            Total other income                             29,751         35,230
                                                      -----------    -----------

INTEREST EXPENSE                                           76,297         47,457
                                                      -----------    -----------

INCOME (LOSS) BEFORE INCOME TAXES                         102,010        108,003

INCOME TAXES                                               28,692         36,850

MINORITY INTEREST IN SUBSIDIARY                               252          1,210

PREFERRED DIVIDEND REQUIREMENTS OF
 SUBSIDIARY                                                   962          1,074
                                                      -----------    -----------

NET INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
 EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET        $    72,104    $    68,869

EXTRAORDINARY LOSS, NET                                    (7,706)             -

CUMULATIVE EFFECT OF CHANGE IN
ACCOUNTING PRINCIPLE, NET                                   3,938              -
                                                      -----------    -----------

NET INCOME (LOSS)                                     $    68,336    $    68,869


AVERAGE COMMON SHARES OUTSTANDING                          63,708         61,281
DILUTED COMMON SHARES OUTSTANDING                          63,820         61,362

EARNINGS (LOSS) PER SHARE OF
  COMMON STOCK

 BASIC:

   NET INCOME BEFORE EXTRAORDINARY
     LOSS AND CUMULATIVE EFFECT OF
     CHANGE IN ACCOUNTING PRINCIPLE, NET             $      1.13    $      1.12

   EXTRAORDINARY LOSS, NET                                 (0.12)             -

   CUMULATIVE  EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE, NET                              0.06              -
                                                      ----------     ----------
   EARNINGS (LOSS) PER SHARE OF
     COMMON STOCK                                    $      1.07    $      1.12

DILUTED:

    NET INCOME BEFORE EXTRAORDINARY
      LOSS AND CUMULATIVE EFFECT OF
      CHANGE IN ACCOUNTING PRINCIPLE, NET            $      1.13    $      1.12

    EXTRAORDINARY LOSS, NET                                (0.12)             -

    CUMULATIVE  EFFECT OF CHANGE IN
      ACCOUNTING PRINCIPLE, NET                             0.06              -
                                                     -----------    -----------
    EARNINGS (LOSS) PER SHARE OF
      COMMON STOCK                                   $      1.07    $      1.12

             VECTREN CORPORATION                   3 Months                 6 Months
                 HIGHLIGHTS                     Ended June 30           Ended June 30
                                                -------------            -------------
                (Unaudited)                    2001         2000        2001      2000
                                           ------------  ---------   -------- --------
Basic and Diluted Earnings Per
 Average Share:
Utility Group                             $   (0.19)  $    0.05   $    0.35   $    0.26
Non-regulated Group
Communications                                (0.01)      (0.01)      (0.02)       0.08
Energy Services                                0.02        0.05        0.10        0.08
Utility Services                               0.02        0.01        0.02        0.01
Corporate and Other                           (0.10)       0.04       (0.05)       0.07
                                            -------    --------    --------    --------
Total Non-regulated                           (0.07)       0.09        0.05        0.24
                                           --------    --------    --------    --------
Total Earnings per Average Share **       $   (0.26)  $    0.14   $    0.40   $    0.50
                                           --------    --------    --------    --------
Restructuring Costs                            0.11           -        0.11           -
Merger and Integration Costs                   0.02        0.09        0.06        0.41
Extraordinary Loss on Disposition of
 Assets                                        0.12           -        0.12           -
Impact of FAS 133-Accounting for
 Derivatives                                   0.07           -       (0.04)          -
Prior Year One-Time Gain                          -           -           -       (0.08)
                                           --------    --------    --------    --------
Income from Operations                     $   0.06   $    0.23   $    0.65   $    0.83
                                           --------    --------    --------    --------

Summary of Impact of Restructuring
 Costs and Merger and Integration Costs:
(millions, except  per share data)

Restructuring Costs                       $   11.8   $      -    $    11.8   $      -
Merger and Integration Costs                     -         3.3         0.8       30.4
Depreciation                                   2.7         3.3         5.5        3.3
Income Taxes                                  (5.5)       (0.7)       (6.9)      (8.6)
                                          --------    --------    --------    --------
Total                                      $   9.0   $     5.9    $   11.2   $   25.1
                                          --------    --------    --------    --------
EPS Impact of Restructuring Costs and
 Merger and Integration Costs             $   0.13   $    0.09    $   0.17   $   0.41
                                          --------    --------    --------    --------

Utility Group                             $   0.12   $    0.09    $   0.16   $   0.40
Non-regulated Group                       $   0.01   $       -    $   0.01   $   0.01

EBITDA (millions)
Utility Group                             $   21.8   $    36.1    $  119.5    $   90.1
Non-regulated Group                            7.6        14.8        27.3        32.2
                                          --------    --------     -------    --------
Total                                    $    29.4    $   50.9    $  146.8    $  122.3
                                          --------    --------    --------    --------
Restructuring Costs                           11.8           -        11.8           -
Merger and Integration Costs                     -         3.3         0.8        30.4
Extraordinary Loss on Disposition of
 Assets                                       12.4           -        12.4           -
Impact of FAS 133-Accounting for
 Derivatives                                   7.9           -        (3.9)          -
Prior Year One-Time Gain                         -           -           -        (8.0)
                                          --------    --------    --------    --------
EBITDA from Operations                   $    61.5    $   54.2    $  167.9    $  144.7
                                          --------    --------    --------    --------



                         VECTREN CORPORATION                     12 Months
                            HIGHLIGHTS                         Ended June 30
                                                               -------------
                           (Unaudited)                      2001         2000
                                                        ------------ -----------
Basic and Diluted Earnings Per Average Share:
Utility Group                                             $     0.94 $     0.76
Non-regulated Group
Communications                                                 (0.02)      0.08
Energy Services                                                 0.13       0.09
Utility Services                                                0.04       0.04
Corporate and Other                                            (0.02)      0.15
                                                             -------     ------
Total Non-regulated                                             0.13       0.36
                                                             -------     ------
Total Earnings per Average Share **                       $     1.07 $     1.12
                                                             -------    -------
Restructuring Costs                                             0.11          -
Merger and Integration Costs                                    0.25       0.41
Extraordinary Loss on Disposition of Assets                     0.12          -
Impact of FAS 133-Accounting for Derivatives                   (0.04)         -
Prior Year One-Time Gain                                           -      (0.08)
                                                             -------    -------
Income from Operations                                    $     1.51 $     1.45
                                                             -------    -------
Summary of Impact of Restructuring Costs and Merger
   and Integration Costs:
(millions, except  per share data)

Restructuring Costs                                       $    11.8   $      -
Merger and Integration Costs                                   11.5       30.4
Depreciation                                                   13.6        3.3
Income Taxes                                                  (13.9)      (8.6)
                                                            -------      -----
Total                                                     $    23.0  $    25.1
                                                            -------      -----
EPS Impact of Restructuring Costs and Merger
and Integration Costs                                     $    0.36 $     0.41
                                                            -------      -----
Utility Group                                             $    0.28 $     0.40
Non-regulated Group                                       $    0.08 $     0.01
BITDA (millions)
Utility Group                                             $   245.3  $   197.0
Non-regulated Group                                            48.3       48.8
                                                            -------    -------
Total                                                     $   293.6  $   245.8
                                                            -------    -------
Restructuring Costs                                            11.8          -
Merger and Integration Costs                                   11.5       30.4
Extraordinary Loss on Disposition of Assets                    12.4          -
Impact of FAS 133-Accounting for Derivatives                   (3.9)         -
Prior Year One-Time Gain                                          -       (8.0)
                                                            -------    -------
EBITDA from Operations                                    $   325.4  $   268.2
                                                            -------    -------



Dividends Paid (per common share,
 12 months)                              $    1.02    $   0.96

Annualized Dividend                      $    1.02    $   0.97

Dividend Yield (at close)                      4.9%        5.6%

Dividend Payout Ratio                         95.3%       85.7%

Dividend to Book Value                         8.2%        8.4%

Return on Average Shareholder Equity           8.8%        9.8%


Book Value Per Share                      $   12.41    $ 11.58

Market to Book Value (at close)                 167%       149%

Common Stock Prices (VVC - NYSE)

High (during second quarter)               $  23.90    $ 21.38

Low (during second quarter)                $  20.38    $ 15.75

Close                                      $  20.70    $ 17.25

Price/Earnings Ratio (trailing)                19.3       15.4


Percent Internally Generated Funds -
 Utility Group                                   70%        54%

Ratio of Earnings to Fixed Charges -
 SEC Method
        Consolidated                            4.1        3.1
        Utility Group                           5.3        2.9


* Selected highlights for the twelve months ended June 30, 2001, include eight months of operations resulting from the acquisition of the Ohio operations on October 31, 2000.

** Diluted earnings per share for the three months ended June 30, 2000, are $0.13. Basic and diluted earnings per share for all other periods are equal.



              SELECTED UTILITY              3 Months                       6 Months
            OPERATING STATISTICS           Ended June 30                Ended June 30
                                        ----------------------      -----------------------
                (Unaudited)                2001         2000           2001         2000
----------------------------------     -----------   ----------    -----------  -----------
WEATHER  AS A PERCENT OF NORMAL:
    Heating Degree Days                       70%           92%           94%           88%
    Cooling Degree Days                      105%           86%          105%           90%

GAS MARGIN  (Thousands):

     Operating Revenues                 $  153,798    $  100,485    $  676,687    $  301,330

     Cost of Gas                            94,800        55,898       498,872       174,425
                                        ----------    ----------    ----------    ----------
     Margin                             $   58,998    $   44,587    $  177,815    $  126,905
                                        ==========    ==========    ==========    ==========

ELECTRIC MARGIN (Thousands):

     Operating Revenues                $   95,020    $   78,289    $  183,229    $  151,279

     Cost of Fuel & Purchased Power        51,519        27,931        82,657        48,101
                                       ----------    ----------    ----------    ----------
     Margin                            $   43,501    $   50,358    $  100,572    $  103,178
                                       ==========    ==========    ==========    ==========

GAS SOLD & TRANSPORTED (MDth)*:

     Residential                            8,974         6,541        47,034        30,231

     Commercial                             3,442         2,673        17,950        12,202

     Contract                              21,259        18,266        51,368        41,591
                                       ----------    ----------    ----------    ----------
                                           33,675        27,480       116,352        84,024
                                       ==========    ==========    ==========    ==========

ELECTRICITY SOLD (MWh):

     Residential                          294,404       279,646       645,811       595,680

     Commercial                           332,976       324,278       634,841       614,895

     Industrial                           626,458       638,418     1,202,748     1,236,818

     Miscellaneous Sales                    3,985         3,964         9,272         9,234
                                       ----------    ----------    ----------    ----------

       Total Retail                     1,257,823     1,246,306     2,492,672     2,456,627

     Wholesale                            940,831       461,329     1,859,667     1,000,577
                                       ----------    ----------    ----------    ----------
                                        2,198,654     1,707,635     4,352,339     3,457,204
                                       ==========    ==========    ==========    ==========



               SELECTED UTILITY                12 Months
            OPERATING STATISTICS             Ended June 30
                                         -------------------------
                (Unaudited)                 2001          2000
--------------------------------------   -----------------------
WEATHER  AS A PERCENT OF NORMAL:
    Heating Degree Days                      103%           87%
    Cooling Degree Days                       96%           94%

GAS MARGIN  (Thousands):

     Operating Revenues               $1,194,110    $  527,074

     Cost of Gas                         876,987       298,738
                                      ----------    ----------
     Margin                           $  317,123    $  228,336
                                      ==========    ==========

ELECTRIC MARGIN (Thousands):

     Operating Revenues               $  368,359    $  314,059

     Cost of Fuel & Purchased Power      142,120        93,513
                                      ----------    ----------
     Margin                           $  226,239    $  220,546
                                      ==========    ==========

GAS SOLD & TRANSPORTED (MDth)*:

     Residential                          82,528        49,662

     Commercial                           31,699        19,639

     Contract                             99,340        79,897
                                      ----------    ----------
                                         213,567       149,198
                                      ==========    ==========
ELECTRICITY SOLD (MWh):

     Residential                       1,433,294     1,330,433

     Commercial                        1,355,993     1,305,655

     Industrial                        2,457,902     2,477,156

     Miscellaneous Sales                  19,270        19,174
                                      ----------    ----------
       Total Retail                    5,266,459     5,132,418

     Wholesale                         3,153,376     1,844,921
                                      ----------    ----------
                                       8,419,835     6,977,339
                                      ==========    ==========

* Gas operating statistics for the twelve months ended June 30, 2001 include eight months of operations from the acquisition of the Ohio operations on October 31, 2000.




                SELECTED UTILITY              3 Months               6 Months
              OPERATING STATISTICS          Ended June 30          Ended June 30
                                          --------------------- --------------------
                   (Unaudited)              2001        2000      2001         2000
---------------------------------------   ----------  ---------  --------    -------

GAS OPERATING REVENUES (Thousands):

     Residential                           $100,959   $ 56,430   $452,478   $196,251

     Commercial                              36,227     18,550    163,333     69,491

     Contract                                13,554     10,422     50,344     25,531

     Miscellaneous Revenue                    3,058     15,083     10,532     10,057
                                           --------   --------   --------   --------
                                           $153,798   $100,485   $676,687   $301,330
                                           ========   ========   ========   ========
ELECTRIC OPERATING REVENUES (Thousands):

     Residential                           $ 20,640   $ 19,533   $ 43,131   $ 39,768

     Commercial                              17,925     17,399     34,819     33,280

     Industrial                              21,987     20,996     40,932     40,365

     Miscellaneous Revenue                    2,499      2,934      2,358      4,343
                                           --------   --------   --------   --------
       Total Retail                          63,051     60,862    121,240    117,756

     Wholesale                               31,970     17,427     61,990     33,523
                                           --------   --------   --------   --------


                                           $ 95,021   $ 78,289   $183,230   $151,279
                                           ========   ========   ========   ========
AVERAGE GAS CUSTOMERS**:

     Residential                            859,531    565,803    862,286    567,739

     Commercial                              79,808     56,726     80,041     56,988

     Contract                                 3,723      1,248      3,732      1,253
                                           --------   --------   --------   --------

                                            943,062    623,777    946,059    625,980
                                           ========   ========   ========   ========
AVERAGE ELECTRIC CUSTOMERS:

     Residential                            114,889    110,702    114,957    110,496

     Commercial                              17,353     16,687     17,285     16,570

      Industrial                                166        167        165        169
                                           --------   --------   --------   --------
                                            132,408    127,556    132,407    127,235
                                           ========   ========   ========   ========



                  SELECTED UTILITY             12 Months
               OPERATING STATISTICS            Ended June 30
                                            ---------------------
                    (Unaudited)              2001            2000
------------------------------------------  ---------------------
GAS OPERATING REVENUES (Thousands):
     Residential                           $  790,033   $  335,523

     Commercial                               282,532      114,044

     Contract                                 109,674       48,148

     Miscellaneous Revenue                     11,871       29,359
                                           ----------   ----------
                                           $1,194,110   $  527,074
                                           ==========   ==========
ELECTRIC OPERATING REVENUES (Thousands):

     Residential                           $   96,178   $   88,673

     Commercial                                75,134       69,343

     Industrial                                83,201       81,469

     Miscellaneous Revenue                      6,697        9,167
                                           ----------   ----------

       Total Retail                           261,210      248,652

     Wholesale                                107,150       65,407
                                           ----------   ----------
                                           $  368,360   $  314,059
                                           ==========   ==========
AVERAGE GAS CUSTOMERS**:

     Residential                              856,579      560,432

     Commercial                                79,612       56,365

     Contract                                   3,741        1,248
                                           ----------   ----------

                                              939,932      618,045
                                           ==========   ==========

AVERAGE ELECTRIC CUSTOMERS:

     Residential                              114,356      109,956

     Commercial                                17,191       16,338

      Industrial                                  165          171
                                           ----------   ----------
                                              131,712      126,465
                                           ==========   ==========

* Gas operating statistics for the twelve months ended June 30, 2001 include eight months of operations from the acquisition of the Ohio operations on October 31, 2000.

** Average gas customers for the three, six and twelve months ended June 30, 2001 include 311,781; 311,752; and 311,265, respectively, for the Ohio operations.